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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:
                                November 14, 2005
                        (Date of earliest event reported)


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                              SPECTRUM BRANDS, INC.
               (Exact Name of Registrant as Specified in Charter)


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           Wisconsin                    001-13615               22-2423556
  (State or other Jurisdiction    (Commission File No.)        (IRS Employer
       of Incorporation)                                    Identification No.)

            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328 (Address of principal executive offices, including zip code)

                                 (770) 829-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 14, 2005 Spectrum Brands, Inc. issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 8.01. OTHER EVENTS.

On November 14, 2005 Spectrum Brands, Inc. issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits


Exhibit
Number     Description of Exhibit
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  99.1     Press Release dated November 14, 2005 issued by Spectrum Brands, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2005                SPECTRUM BRANDS, INC.

                                       By:     /s/ Randall J. Steward
                                               ---------------------------------
                                       Name:   Randall J. Steward
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibit
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  99.1     Press Release dated November 14, 2005 issued by Spectrum Brands, Inc.